FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): December 21, 2000
                                                           -----------------


                        TELEPHONE AND DATA SYSTEMS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                           1-14157                    36-2669023
   --------                           -------                    ----------
  (State or other                    (Commission                (IRS Employer
   jurisdiction of                    File Number)               Identification
   incorporation)                                                No.)


   30 North LaSalle Street, Chicago, Illinois                       60602
   ------------------------------------------                      ---------
     (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:  (312) 630-1900


                                 Not Applicable
                                 --------------
             (Former name or former address, if changed since last report)

Item 5.  Other Events.
         -------------

         On December 21, 2000, United States Cellular Corporation, an over 80% owned subsidiary of Telephone and Data Systems, Inc., announced that strong customer growth and digital migration will reduce fourth quarter operating cash flow. U.S. Cellular also provided information on fourth quarter 2000 service revenues and operating cash flow as well as certain expectations for 2001.

         This Current Report on Form 8-K is being filed for the purpose of filing the news release issued by U.S. Cellular relating to such announcement as an exhibit.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         Exhibits
         --------

         The exhibits  accompanying  this report are listed in the  accompanying
Exhibit Index.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.




Telephone and Data Systems, Inc.
(Registrant)

Date:    December 21, 2000


By:   /s/ D. Michael Jack
   ------------------------
D. Michael Jack
Vice President and Controller
(Principal Accounting Officer)

                                  EXHIBIT INDEX


Exhibit Number                              Description of Exhibit
--------------                              ----------------------

      99.1                                  United   States    Cellular
                                            Corporation   news  release
                                            announcing    that   strong
                                            customer growth and digital
                                            migration    will    reduce
                                            fourth  quarter   operating
                                            cash  flow, dated  December
                                            21, 2000.